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                                 FIRST AMENDMENT
                                     TO THE
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                 1987 STOCK OPTION PLAN AS AMENDED AND RESTATED


     WHEREAS, Countrywide Credit Industries, Inc. (the "Company")previously adopted the Countrywide Credit Industries, Inc. 1987 Stock Option Plan (the "1987 Plan"); and
                           WHEREAS,  the terms of the 1987 Plan were intended to
                  comply with Rule 16b-3 under the Securities Exchange Act of 1934; and

                           WHEREAS,   Rule   16b-3  has  been   amended  by  the
                  Securities and Exchange Commission since the date of the last amendment to the 1987 Plan; and

                           WHEREAS,  the  Board  of  Directors  of  the  Company
                  desires to amend the 1987 Plan to comply with the new provisions of Rule l6b-3.

                           NOW,  THEREFORE,  BE IT RESOLVED,  That the 1987 Plan
                  be, and hereby is, amended effective this 22nd day of January, 1992 as follows:

         A.       Section 2(a) is amended to read in its entirety as follows:

         2.       ADMINISTRATION

                           (a) The Plan  shall be  administered  by a  committee
                  (the "Committee") to be appointed from time to time by the Board of Directors of the Company (the "Board"), and the Committee shall consist of at least two disinterested directors within the meaning of Rule l6b-3 under the Securities Exchange Act of 1934.

         B. Section 4 is amended to read in its entirety as follows:

         4.       ELIGIBILITY

                           Options  may be granted  only to persons  who are (i)
                  both directors and employees or (ii) key employees of the Company or any subsidiary thereof; provided, however, that no director or key employee shall be entitled to receive an incentive stock option under the Plan unless he is an employee of the Company or any subsidiary thereof at the time the incentive stock option is granted; provided further, that no individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary of the Company, shall be eligible. to receive an incentive stock option.

     RESOLVED FURTHER, That Jack L. Bruckner, Ben M. Enis, Harley W. Snyder and Victor R. Witt be, and hereby are, appointed to serve as the Committee to administer the 1987 Plan.


                             DATED: January 22, 1992